UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 5, 2010

Ener1, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-34050	59-2479377
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1540 Broadway, Suite 25C, New York, New York		10036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212 920-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2010, Ener1, Inc. ("Ener1") issued a press release entitled "Ener1 Reports Second Quarter Results for 2010." The full text of the press release is provided herewith as Exhibit 99.1.

The financial results will be discussed in a conference call at 5:00 P.M. Eastern Daylight Savings Time on August 5, 2010. Interested parties can participate in the conference call by dialing 1-888-713-4216 from within the United States, or 1-617-213-4868 from outside the United States. The participant pass code is 22918250. The call is being webcast by Thomson Financial and can be accessed on the home page of Ener1's website at http://www.ener1.com.

The information in Item 2.02 of this Report (including exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release dated August 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener1, Inc.

August 5, 2010	By:	/s/ Gerard A. Herlihy
Name: Gerard A. Herlihy
Title: Chief Financial Officer